UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2014 (August 18, 2014)

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Term Loan Credit Agreement

On August 18, 2014 (the “Term Loan Facility Effective Date”), AbbVie Holdings Private Limited, a company incorporated in Jersey (“Foreign HoldCo”), entered into a term loan credit agreement (the “Term Loan Credit Agreement”) among Foreign Holdco, as borrower, AbbVie Inc., a Delaware corporation (“AbbVie”), and AbbVie Private Limited, a company incorporated in Jersey (“New AbbVie”), as guarantors, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and certain other parties. The Term Loan Credit Agreement provides for a £3.2 billion term loan facility (the “Term Loan Facility”), with the commitments under the bridge credit facility entered into by New AbbVie, as borrower, on July 18, 2014 to be reduced by such amount.

Advances under the Term Loan Facility will be available on a date after the Term Loan Facility Effective Date, subject to satisfaction of certain conditions set forth in the Term Loan Credit Agreement (the “Term Loan Facility Closing Date”).  The commitments under the Term Loan Facility will mature on the date that is two years after the Term Loan Facility Closing Date.

Borrowings under the Term Loan Facility may, at Foreign HoldCo’s election, bear interest at either (a) the base rate plus an applicable margin (“Base Rate Loans”) or (b) the Eurocurrency rate plus an applicable margin (“Eurocurrency Rate Loans”). The applicable margin ranges from 0.0% to 0.50% per annum for Base Rate Loans and 0.625% to 1.50% per annum for Eurocurrency Rate Loans, in each case depending on the public debt rating of New AbbVie then in effect.

The commitments under the Term Loan Facility, unless previously terminated, will terminate on the earlier of (i) the date on which all of the certain funds purposes have been achieved without the making of any advances under the facility and (ii) the date a mandatory cancellation event occurs.

The Term Loan Credit Agreement contains customary affirmative covenants, negative covenants, including a financial covenant, and events of default.

The Term Loan Facility is guaranteed by AbbVie and New AbbVie.

The foregoing summary of the Term Loan Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Term Loan Credit Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and such exhibit is incorporated herein by reference.

Revolving Credit Agreement

On August 18, 2014 (the “Revolving Credit Facility Effective Date”), AbbVie and New AbbVie entered into a revolving credit agreement (the “Revolving Credit Agreement”) among AbbVie and New AbbVie, as borrowers, Foreign HoldCo, as guarantor, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and certain other parties. The Revolving Credit Agreement provides for a $4.0 billion revolving credit facility (the “Revolving Credit Facility”).

Advances under the Revolving Credit Facility will be available on a date after the Revolving Credit Facility Effective Date, subject to satisfaction of certain conditions set forth in the Revolving Credit Agreement (the “Revolving Credit Facility Closing Date”).  The commitments under the Revolving Credit Facility will mature on the date that is five years after the Revolving Credit Facility Closing Date.

Borrowings under the Revolving Credit Facility may, at AbbVie’s and New AbbVie’s election, be Base Rate Loans or Eurocurrency Rate Loans. The applicable margin with respect to such borrowings ranges from 0.0% to 0.50% per annum for Base Rate Loans and 0.625% to 1.50% per annum for Eurocurrency Rate Loans, in each case depending on the public debt rating of New AbbVie then in effect.

If the Revolving Credit Facility Closing Date does not occur prior to July 31, 2015, the commitments under the Revolving Credit Facility will terminate in full.  In addition, upon the occurrence of an acquisition cancellation, the commitments under the Revolving Credit Facility will automatically be reduced to $3.0 billion.

The Revolving Credit Agreement contains customary affirmative covenants, negative covenants, including a financial covenant, and events of default.

The Revolving Credit Facility is guaranteed by Foreign HoldCo.

The foregoing summary of the Revolving Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Revolving Credit Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K, and such exhibit is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 18, 2014, AbbVie entered into the Term Loan Credit Agreement as described under Item 1.01 above.  The description of the Term Loan Credit Agreement set forth in Item 1.01 above is hereby incorporated by reference.

On August 18, 2014, AbbVie entered into the Revolving Credit Agreement as described under Item 1.01 above.  The description of the Revolving Credit Agreement set forth in Item 1.01 above is hereby incorporated by reference.

Item 8.01. Other Events.

On August 11, 2014, the 364-Day Bridge Credit Agreement, dated as of July 17, 2014, among New AbbVie, as borrower, AbbVie and Foreign HoldCo, as guarantors, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and certain other parties, was amended by Amendment No. 1 to 364-Day Bridge Credit Agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K, and such exhibit is incorporated herein by reference.

No Offer or Solicitation

This communication is provided for informational purposes only and does not constitute an offer to sell, or an invitation to subscribe for, purchase or exchange, any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this communication in any jurisdiction in contravention of applicable law.

Additional Information and Where to Find it

In furtherance of the combination, New AbbVie intends to file with the SEC a registration statement on Form S-4 containing a Proxy Statement of AbbVie that will also constitute a Prospectus of New AbbVie relating to the New AbbVie Shares to be issued to New AbbVie Stockholders in the combination. In addition, AbbVie, New AbbVie and Shire may file additional documents with the SEC. INVESTORS AND SECURITY HOLDERS OF ABBVIE AND SHIRE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Those documents, when filed, as well as AbbVie’s and New AbbVie’s other public filings with the SEC may be obtained without charge at the SEC’s website at www.sec.gov, at AbbVie’s website at www.abbvieinvestor.com and at Shire’s website at www.shire.com. It is expected that the New AbbVie shares to be issued to Shire shareholders under a scheme of arrangement will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 3(a)(10) thereof.

Participants in the Solicitation

AbbVie, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the transactions contemplated by the Proxy Statement/Prospectus. Information about the directors and executive officers of AbbVie is set forth in its Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 21, 2014, and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 24, 2014. Other information regarding potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus when it is filed.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit
10.1	Term Loan Credit Agreement, dated as of August 18, 2014, among Foreign HoldCo, New AbbVie, AbbVie, JPMorgan Chase Bank, N.A. and the lenders and other parties party thereto.
10.2	Revolving Credit Agreement, dated as of August 18, 2014, among AbbVie, New AbbVie, Foreign HoldCo, JPMorgan Chase Bank, N.A. and the lenders and other parties party thereto.
10.3	Amendment No. 1 to 364-Day Bridge Credit Agreement, dated as of August 11, 2014, among New AbbVie, AbbVie, Foreign HoldCo, JPMorgan Chase Bank N.A. and the lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date: August 21, 2014	By:	/s/ William J. Chase
William J. Chase
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Term Loan Credit Agreement, dated as of August 18, 2014, among Foreign HoldCo, New AbbVie, AbbVie, JPMorgan Chase Bank, N.A. and the lenders and other parties party thereto.
10.2	Revolving Credit Agreement, dated as of August 18, 2014, among AbbVie, New AbbVie, Foreign HoldCo, JPMorgan Chase Bank, N.A. and the lenders and other parties party thereto.
10.3	Amendment No. 1 to 364-Day Bridge Credit Agreement, dated as of August 11, 2014, among New AbbVie, AbbVie, Foreign HoldCo, JPMorgan Chase Bank N.A. and the lenders party thereto.